                                                                 Exhibit 10.1.38


                              NEOPROBE CORPORATION


March 31, 1999

The Aries Master Fund
The Aries Domestic Fund, L.P.
c/o Paramount Capital Asset Management, Inc.
Attn: Michael S. Weiss
787 Seventh Avenue, 48th Floor
New York NY 10019

RE: PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (THE "AGREEMENT") DATED AS OF FEBRUARY 16, 1999, AMONG NEOPROBE CORPORATION, A DELAWARE CORPORATION, THE ARIES MASTER FUND, A CAYMAN ISLAND EXEMPTED COMPANY, THE ARIES DOMESTIC FUND, L.P. (COLLECTIVELY THE ARIES MASTER FUND AND THE ARIES DOMESTIC FUND, L.P. ARE REFERRED TO HEREIN AS "ARIES"), AND THE CERTIFICATE OF DESIGNATIONS OF 5% SERIES B CONVERTIBLE PREFERRED STOCK OF THE COMPANY (THE"CERTIFICATE").

Dear Sirs:

         KPMG LLP audited Neoprobe Corporation's (the "Company's) financial statements for fiscal year 1998. KPMG LLP did not complete their audit for fiscal year 1998 by March 31, 1999 even though the Company fully cooperated with them. Subsequently, KPMG informed the Company that KPMG's audit opinion will contain a going concern qualification. These events have caused the Company to be unable to comply with some of its obligations under the Agreement and Certificate, including the following.

         o The Company was unable to file by March 31, 1999 a Form S-3 ("Form S-3") to register its common stock issuable in connection with the Agreement.

         o The Company was unable to file its Form 10-K for fiscal year 1998 and deliver an annual report of the Company, including audited financial statements and an unqualified audit report, within 90 days after year end.

         o The Company will receive an audit opinion containing a going concern qualification.

         Because of these violations of the Agreement and the Certificate, Aries has the right to redeem their shares of Series B Preferred Stock, to receive a cash payments from the Company and to receive additional warrants (the "Warrants") to purchase common stock, par value $.001, of the Company.

The Aries Master Fund
The Aries Domestic Fund, L.P.
c/o Paramount Capital Asset Management, Inc.
Attn: Michael S. Weiss
March 31, 1999
Page Two

         The Company and Aries agree:

         o The Company will file a complete Form 10-K/A for the fiscal year ended December 31, 1998 by April 15, 1999 and will file the Form S-3 immediately thereafter.

         o That the term "Outside Target Date" in the Agreement shall mean April 15, 1999.

         o That the deadline for the Company delivering to Aries an annual report of the Company, including audited financial statements and an audit report, is extended to April 15, 1999.

         o That the Company receiving an audit opinion relating to fiscal year 1998 which contains a going concern qualification will not violate the terms of the Agreement or the Certificate.

         o Aries waives its rights to redeem its shares of Series B Preferred Stock, to receive cash payments from the Company and to receive the Warrants for the period of time from March 31, 1999 until the date that Aries signs this waiver letter.

         o This letter is a Certificate of Compliance with regard to the issues discussed herein as required by Section 7.3 of the Agreement.

         o This letter is notification of material adverse changes as required by Section 7.7 of the Agreement.

         Except as expressly described above, this waiver letter shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Agreement or the Certificate or (b) a waiver, release or limitation on Aries' exercise of any of its rights and remedies thereunder, which are hereby expressly reserved. Except as described above, this waiver letter shall not relieve or release the Company in any way from its duties, obligations, covenants or agreements under the Agreement or Certificate or from the consequences of any default thereunder. This waiver letter will not obligate Aries, or be construed to obligate Aries, to waive any other defaults, whether now existing or which may occur after the date on which Aries signs this waiver letter.

         If the foregoing correctly reflects our agreement, please evidence your acceptance of this agreement by signing and returning to me a copy of this waiver letter.

                                           Very truly yours,

                                           /s/ David C. Bupp

                                           David C. Bupp
                                           President
                                           Chief Executive Officer

The Aries Master Fund
The Aries Domestic Fund, L.P.
c/o Paramount Capital Asset Management, Inc.
Attn: Michael S. Weiss
April 1, 1999
Page Three

AGREED TO AND ACCEPTED AS OF THE DATE SET FORTH ABOVE.

THE ARIES MASTER FUND, A CAYMAN ISLAND EXEMPTED COMPANY


BY: /s/ Lindsay Rosenwald
   -----------------------------------
NAME: Lindsay Rosenwald
     ---------------------------------
TITLE:
      --------------------------------

THE ARIES DOMESTIC FUND, L.P.


BY: /s/ Lindsay Rosenwald
   -----------------------------------
NAME: Lindsay Rosenwald
     ---------------------------------
TITLE:
      --------------------------------


cc:      Ira Kotel, Esq.
         Roberts, Sheridan & Kotel

         Robert S. Schwartz, Esq.
         Benesch, Friedlander, Coplan & Aronoff LLP